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                                   NETOBJECTS, INC.

                                1997 STOCK OPTION PLAN



          1. PURPOSES OF THE PLAN. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to Employees, Non-Employee Directors and Consultants of the Company and its Subsidiaries, and to promote the success of the Company's business. Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options at the discretion of the Committee. This is intended to be a stock option plan for purposes of
Section 408 of the California General Corporation Law.

          2. DEFINITIONS. As used herein, and in any Option granted hereunder, the following definitions shall apply:

               (a)  "BOARD" shall mean the Board of Directors of the Company.

               (b) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

               (c)  "COMMON STOCK" shall mean the Common Stock of the Company.

               (d) "COMPANY" shall mean NetObjects, Inc., a Delaware corporation.

               (e) "COMMITTEE" shall mean the Committee appointed by the Board in accordance with paragraph (a) of Section 4 of the Plan. If the Board does not appoint or ceases to maintain a Committee, the term "Committee" shall refer to the Board.

               (f) "CONSULTANT" shall mean any independent contractor retained to perform services for the Company.

               (g) "CONTINUOUS EMPLOYMENT" shall mean the absence of any interruption or termination of service as an Employee or Non-Employee Director by the Company or any Subsidiary. Continuous Employment shall not be considered interrupted during any period of sick leave, military leave or any other leave of absence approved by the Board or in the case of transfers between locations of the Company or between the Company and any Parent, Subsidiary or successor of the Company.

               (h) "COVERED EMPLOYEE" shall mean any individual whose compensation is subject to the limitations on tax deductibility provided by
Section 162(m) of the Code and any Treasury Regulations promulgated thereunder in effect at the close of the taxable year of the Company in which an Option has been granted to such individual.

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               (i)  "DISINTERESTED PERSON" shall mean a person who has not at any time within one year prior to service as a member of the Committee (or during such service) been granted or awarded Options or other equity securities pursuant to the Plan or any other plan of the Company or any Parent or Subsidiary. Notwithstanding the foregoing, a member of the Committee shall not fail to be a Disinterested Person merely because he or she participates in a plan meeting the requirements of Rule 16b-3(c)(2)(i)(A) or (B) promulgated under the Exchange Act.

               (j) "EMPLOYEE" shall mean any person, including officers (whether or not they are directors), employed by the Company or any Subsidiary.

               (k) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

               (l) "INCENTIVE STOCK OPTION" shall mean any option granted under this Plan and any other option granted to an Employee in accordance with the provisions of Section 422 of the Code, and the regulations promulgated thereunder.

               (m) "NON-EMPLOYEE DIRECTOR" shall mean any director of the Company or any Subsidiary who is not employed by the Company or such Subsidiary.

               (n) "NONSTATUTORY STOCK OPTION" shall mean an Option granted under the Plan that is subject to the provisions of Section 1.83-7 of the Treasury Regulations promulgated under Section 83 of the Code.

               (o) "OPTION" shall mean a stock option granted pursuant to the Plan.

               (p) "OPTION AGREEMENT" shall mean a written agreement between the Company and the Optionee regarding the grant and exercise of Options to purchase Shares and the terms and conditions thereof as determined by the Committee pursuant to the Plan.

               (q) "OPTIONED SHARES" shall mean the Common Stock subject to an Option.

               (r) "OPTIONEE" shall mean an Employee, Non-Employee Director or Consultant who receives an Option.

               (s) "OUTSIDE DIRECTOR" shall mean a director of the Company who qualifies as an outside director as such term is used in Section 162(m) of the Code and defined in any applicable Treasury Regulations promulgated thereunder.

               (t) "PARENT" shall mean a "parent corporation," whether now or hereafter existing, as defined by Section 424(e) of the Code.

               (u)  "PLAN" shall mean this 1997 Stock Option Plan.

               (v) "REGISTRATION DATE" shall mean the effective date of the first registration of any class of the Company's equity securities pursuant to
Section 12 of the Exchange Act.


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               (w)  "SECTION 162(m) EFFECTIVE DATE" shall mean the first date as of which the limitations on the tax deductibility of certain compensation provided by Section 162(m) of the Code and any Treasury Regulations promulgated thereunder are applicable to Options granted under the Plan.

               (x) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

               (y) "SHARE" shall mean a share of the Common Stock subject to an Option, as adjusted in accordance with Section 11 of the Plan.

               (z) "SUBSIDIARY" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

          3.   SHARES SUBJECT TO THE PLAN. Subject to the provisions of
Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is Twelve Million Nine Hundred Fifty-three Thousand Six Hundred Sixty-two (12,953,662) Shares. The Shares may be authorized but unissued or reacquired shares of Common Stock. If an Option expires or becomes unexercisable for any reason without having been exercised in full, the Shares which were subject to the Option but as to which the Option was not exercised shall become available for other Option grants under the Plan, unless the Plan shall have been terminated.

               The total number of Shares subject to the Plan shall not exceed the applicable percentage of total outstanding shares of capital stock of the Company as calculated in accordance with the conditions and exclusions of
Section 260.140.45 of the Rules of the California Corporations Commissioner based on the shares of the Company that are outstanding at the time the calculation is made, unless a higher percentage is approved by at least two-thirds (2/3) of the total outstanding shares of capital stock of the Company entitled to vote on the matter. The foregoing limitation shall cease to apply to the Plan at such time as, in the opinion of legal counsel to the Company, such Rule is no longer deemed to apply to the offer or sale of Shares subject to the Plan by the Company.

          4.   ADMINISTRATION OF THE PLAN.

               (a) PROCEDURE. The Plan shall be administered by the Board. The Board may appoint a Committee consisting of not less than two members of the Board to administer the Plan, subject to such terms and conditions as the Board may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and, thereafter, directly administer the Plan. Members of the Board or Committee who are either eligible for Options or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of Options pursuant to the Plan, except that no such member shall act upon the granting of an Option to himself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or the Committee during which action is taken with respect to the granting of an Option to him or her.


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                    The Committee shall meet at such times and places and upon such notice as the chairperson determines. A majority of the Committee shall constitute a quorum. Any acts by the Committee may be taken at any meeting at which a quorum is present and shall be by majority vote of those members entitled to vote. Additionally, any acts reduced to writing or approved in writing by all of the members of the Committee shall be valid acts of the Committee.

               (b) PROCEDURE AFTER REGISTRATION DATE. Notwithstanding subsection (a) above, after the Registration Date, the Plan shall be administered either by: (i) the full Board, provided that all members of the Board are Disinterested Persons; or (ii) a Committee of two or more directors, each of whom is a Disinterested Person. After such date, the Board shall take all action necessary to administer the Plan in accordance with the then effective provisions of Rule 16b-3 promulgated under the Exchange Act, provided that any amendment to the Plan required for compliance with such provisions shall be made consistent with the provisions of Section 13 of the Plan, and said regulations. After such date, however, Options can be granted to members of the Board or the Committee only if: (i) the Plan is being administered by a Committee consisting solely of Disinterested Persons; or (ii) a majority of the Board and a majority of the Directors acting with respect to such option grants consists of Disinterested Persons.

               (c) PROCEDURE AFTER SECTION 162(m) EFFECTIVE DATE. Notwithstanding subsections (a) and (b) above, after the Section 162(m) Effective Date the Plan and all Option grants shall be administered and approved by a Committee comprised solely of two or more Outside Directors.

               (d) POWERS OF THE COMMITTEE. Subject to the provisions of the Plan, the Committee shall have the authority: (i) to determine, upon review of relevant information, the fair market value of the Common Stock; (ii) to determine the exercise price of Options to be granted, the Employees, Directors or Consultants to whom and the time or times at which Options shall be granted, and the number of Shares to be represented by each Option; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to determine the terms and provisions of each Option granted under the Plan (which need not be identical) and, with the consent of the holder thereof, to modify or amend any Option; (vi) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Committee; (vii) to accelerate or (with the consent of the Optionee) defer an exercise date of any Option, subject to the provisions of Section 9(a) of the Plan; (viii) to determine whether Options granted under the Plan will be Incentive Stock Options or Nonstatutory Stock Options; (ix) to make all other determinations deemed necessary or advisable for the administration of the Plan.

               (e) EFFECT OF COMMITTEE'S DECISION. All decisions, determinations and interpretations of the Committee shall be final and binding on all potential or actual Optionees, any other holder of an Option or other equity security of the Company and all other persons.

          5.   ELIGIBILITY.

               (a) PERSONS ELIGIBLE FOR OPTIONS. Options under the Plan may be granted only to Employees, Non-Employee Directors or Consultants whom the Committee, in its sole discretion, may designate from time to time. Incentive Stock


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Options may be granted only to Employees. An Employee who has been granted an
Option, if he or she is otherwise eligible, may be granted an additional Option or Options. However, the aggregate fair market value (determined in accordance with the provisions of Section 8(a) of the Plan) of the Shares subject to one or more Incentive Stock Options that are exercisable for the first time by an Optionee during any calendar year (under all stock option plans of the Company and its Parents and Subsidiaries) shall not exceed $100,000 (determined as of the grant date). As of the Section 162(m) Effective Date, Options under the Plan shall be granted to Covered Employees upon satisfaction of the conditions to such grants provided pursuant to Section 162(m) and any Treasury Regulations promulgated thereunder.

               (b) NO RIGHT TO CONTINUING EMPLOYMENT. Neither the establishment nor the operation of the Plan shall confer upon any Optionee or any other person any right with respect to continuation of employment or other service with the Company or any Subsidiary, nor shall the Plan interfere in any way with the right of the Optionee or the right of the Company (or any Parent or Subsidiary) to terminate such employment or service at any time.

          6. TERM OF PLAN. The Plan shall become effective upon its adoption by the Board or its approval by vote of the holders of the outstanding shares of the Company entitled to vote on the adoption of the Plan (in accordance with the provisions of Section 18 hereof), whichever is earlier. It shall continue in effect for a term of ten years unless sooner terminated under Section 13 of the Plan.

          7. TERM OF OPTION. Unless the Committee determines otherwise, the term of each Option granted under the Plan shall be ten years from the date of grant. The term of the Option shall be set forth in the Option Agreement. No Incentive Stock Option shall be exercisable after the expiration of ten years from the date such Option is granted, provided that no Incentive Stock Option granted to any Employee who, at the date such Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary shall be exercisable after the expiration of five years from the date such Option is granted.

          8.   OPTION PRICE AND CONSIDERATION.

               (a) OPTION PRICE. Except as provided in subsections (b) and (c) below, the option price for the Shares to be issued pursuant to any Option shall be such price as is determined by the Committee, which shall in no event be less than: (i) in the case of Incentive Stock Options, the fair market value of such Shares on the date the Option is granted; or (ii) in the case of Nonstatutory Stock Options, 85% of such fair market value. Fair market value of the Common Stock shall be determined by the Committee, using such criteria as it deems relevant; provided, however, that if there is a public market for the Common Stock, the fair market value per Share shall be the average of the last reported bid and asked prices of the Common Stock on the date of grant, as reported in THE WALL STREET JOURNAL (or, if not so reported, as otherwise reported by Nasdaq) or, in the event the Common Stock is listed on a national securities exchange (within the meaning of Section 6 of the Exchange Act) or on the Nasdaq National Market (or any successor national market system), the fair market value per Share shall be the closing price on such exchange on the date of grant of the Option, as reported in THE WALL STREET JOURNAL.


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               (b)  TEN PERCENT SHAREHOLDERS. No Incentive Stock Option shall be granted to any Employee who, at the date such Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, unless the option price for the Shares to be issued pursuant to such Option is at least equal to 110% of the fair market value of such Shares on the grant date determined by the Committee in the manner set forth in subsection (a) above.

               (c) SECTION 162(m) LIMITATIONS. After the Section 162(m) Effective Date, the Option Price of any Option granted to a Covered Employee shall be at least equal to the fair market value of the Shares as of the date of grant as determined in the manner set forth in subsection (a) above.

               (d) CONSIDERATION. The consideration to be paid for the Optioned Shares shall be payment in cash or by check unless payment in some other manner, including by promissory note, other shares of the Company's Common Stock or such other consideration and method of payment for the issuance of Optioned Shares as may be permitted under Sections 408 and 409 of the California General Corporation Law, is authorized by the Committee at the time of the grant of the Option. Any cash or other property received by the Company from the sale of Shares pursuant to the Plan shall constitute part of the general assets of the Company.

          9.   EXERCISE OF OPTION.

               (a) VESTING PERIOD. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee and as shall be permissible under the terms of the Plan, which shall be specified in the Option Agreement evidencing the Option. Unless the Committee specifically determines otherwise at the time of the grant of the Option, each Option shall vest and become exercisable, cumulatively, as to one-fourth (1/4) of the Optioned Shares on the first anniversary of the date of the grant of the Option, and as to one thirty-sixth (1/36) of the remaining Optioned Shares at the end of each successive month thereafter, until all of the Optioned Shares have vested, subject to the Optionee's Continuous Employment. Except as otherwise permitted by the California Corporations Commissioner or under the Rules of the California Corporations Commissioner, in no event shall the option vest at a rate of less than one-fifth of the Optioned Shares per year during the five (5)-year period following the date of the grant of the Option. An Option may not be exercised for fractional shares or for less than ten Shares.

               (b) EXERCISE PROCEDURES. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. After the Registration Date, in lieu of delivery of a cash payment for the purchase price of the Shares with respect to which the Option is exercised, the Optionee may deliver to the Company a sell order to a broker for the Shares being purchased and an agreement to pay (or have the broker remit payment for) the purchase price for the Shares being purchased on or before the settlement date for the sale of such shares to the broker. As soon as practicable following the exercise of an Option in the manner set forth above, the Company shall issue or cause its transfer agent to issue stock certificates representing the Shares purchased. Until the issuance of such stock certificates (as evidenced by the appropriate entry on the books


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of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Shares notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other rights for which the record date is prior to the date of the transfer by the Optionee of the consideration for the purchase of the Shares, except as provided in Section 11 of the Plan.

               (c) EXERCISE OF OPTION WITH STOCK. If an Optionee is permitted to exercise an Option by delivering shares of the Company's Common Stock, the Option Agreement covering such Option may include provisions authorizing the Optionee to exercise the Option, in whole or in part, by (i) delivering whole shares of the Company's Common Stock previously owned by such Optionee (whether or not acquired through the prior exercise of a stock option) having a fair market value equal to the Option price; or (ii) directing the Company to withhold from the Shares that would otherwise be issued upon exercise of the Option that number of whole Shares having a fair market value equal to the Option price. Shares of the Company's Common Stock so delivered or withheld shall be valued at their fair market value at the close of the last business day immediately preceding the date of exercise of the Option, as determined by the Committee. Any balance of the Option price shall be paid in cash. Any Shares delivered or withheld in accordance with this provision shall again become available for purposes of the Plan and for Options subsequently granted thereunder. After the Registration Date, any exercise of an Option under
Section 9(c)(i) or 9(c)(ii) above by any person subject to short-swing trading liability under Section 16(b) of the Exchange Act shall comply with the relevant requirements of Rule 16b-3(d) or (e) promulgated under the Exchange Act.

               (d) TERMINATION OF STATUS AS EMPLOYEE, NON-EMPLOYEE DIRECTOR OR CONSULTANT. If an Optionee shall cease to be an Employee, Non-Employee Director or Consultant for any reason other than disability or death, he or she may, but only within 30 days (or such other period of time as is determined by the Committee) after the date he or she ceases to be an Employee, Non-Employee Director or Consultant, exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination, subject to the condition that no Option shall be exercisable after the expiration of the Option period.

               (e) DISABILITY OF OPTIONEE. If an Optionee shall cease to be an Employee, Non-Employee Director or Consultant due to a disability, and such Optionee is, or was within the 90-day period prior to such termination, an Employee, Non-Employee Director or Consultant and who was in Continuous Employment as such from the date of the grant of the Option until the date of disability or termination, the Option may be exercised at any time within 180 days following the date of termination, but only to the extent of the accrued right to exercise at the time of the termination, subject to the condition that no option shall be exercised after the expiration of the Option period.

               (f) DEATH OF OPTIONEE. In the event of the death during the Option period of an Optionee who is at the time of his or her death, or was within the 90-day period immediately prior thereto, an Employee, Non-Employee Director or Consultant and who was in Continuous Employment as such from the date of the grant of the Option until the date of death, the Option may be exercised, at any time within 180 days following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest, inheritance or otherwise as a result of the Optionee's death, but only to the extent of the accrued right to exercise at


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the time of the termination or death, whichever comes first, subject to the condition that no option shall be exercised after the expiration of the Option period.

               (g) TAX WITHHOLDING. After the Registration Date, when an Optionee is required to pay to the Company an amount with respect to tax withholding obligations in connection with the exercise of an Option granted under the Plan, the Optionee may elect prior to the date the amount of such withholding tax is determined (the "Tax Date") to make such payment, or such increased payment as the Optionee elects to make up to the maximum federal, state and local marginal tax rates, including any related FICA obligation, applicable to the Optionee and the particular transaction, by: (i) delivering cash; (ii) delivering part or all of the payment in previously owned shares of Common Stock (whether or not acquired through the prior exercise of an Option); and/or (iii) irrevocably directing the Company to withhold from the Shares that would otherwise be issued upon exercise of the Option that number of whole Shares having a fair market value equal to the amount of tax required or elected to be withheld (a "Withholding Election"). If an Optionee's Tax Date is deferred beyond the date of exercise and the Optionee makes a Withholding Election, the Optionee will initially receive the full amount of Optioned Shares otherwise issuable upon exercise of the Option, but will be unconditionally obligated to surrender to the Company on the Tax Date the number of Shares necessary to satisfy his or her minimum withholding requirements, or such higher payment as he or she may have elected to make, with adjustments to be made in cash after the Tax Date.

                    After the Registration Date, any withholding of Shares with respect to taxes arising in connection with the exercise of an Option by any person subject to short-swing trading liability under Section 16(b) of the Exchange Act shall satisfy the following conditions:

                    (i) An advance election to withhold Optioned Shares in settlement of a tax liability must satisfy the requirements of Rule 16b-3(d)(1)(i), regarding participant-directed transactions;

                    (ii) Absent such an election, the withholding of Optioned Shares to settle a tax liability may occur only during the quarterly window period described in Rule 16b-3(e);

                    (iii) Absent an advance election or window-period withholding, the Optionee may deliver shares of Common Stock owned prior to the exercise of an Option to settle a tax liability arising upon exercise of the Option, in accordance with Rule 16b-3(f); or

                    (iv) The delivery of previously acquired shares of Common Stock (but not the withholding of newly acquired Shares) will be allowed where an election under Section 83(b) of the Code accelerates the Tax Date to a day that occurs less than six months after the advance election and is not within the quarterly window period described in Rule 16b-3(e).

          Any adverse consequences incurred by the Optionee with respect to the use of shares of Common Stock to pay any part of the Option Price or of any tax in connection with the exercise of an Option, including without limitation any adverse tax consequences arising as a result of a disqualifying disposition within the meaning of Section 422 of the Code, shall be the sole responsibility of the Optionee.


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          10.  NON-TRANSFERABILITY OF OPTIONS. An Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

          11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of Optioned Shares covered by each outstanding Option, and the per share exercise price of each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, recapitalization, combination, reclassification, the payment of a stock dividend on the Common Stock or any other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          The Committee may, if it so determines in the exercise of its sole discretion, also make provision for proportionately adjusting the number or class of securities covered by any Option, as well as the price to be paid therefor, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings, or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

          Unless otherwise determined by the Board, upon the dissolution or liquidation of the Company the Options granted under the Plan shall terminate and thereupon become null and void. Upon any merger or consolidation, if the Company is not the surviving corporation, or if the Company is the surviving corporation in a "triangular merger" transaction with a subsidiary of a "parent corporation" (as such term is defined and used in Section 175 and Section 1101 of the California General Corporation Law), the Options granted under the Plan shall either be assumed by the new entity or the parent corporation, or shall terminate in accordance with the provisions of the preceding sentence.

          12. TIME OF GRANTING OPTIONS. Unless otherwise specified by the Committee, the date of grant of an Option under the Plan shall be the date on which the Committee makes the determination granting such Option. Notice of the determination shall be given to each Optionee to whom an Option is so granted within a reasonable time after the date of such grant.

          13. AMENDMENT AND TERMINATION OF THE PLAN. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable, except that, without approval of the shareholders of the Company, no such revision or amendment shall change the number of Shares subject to the Plan, change the designation of the class of employees eligible to receive Options or add any material benefit to Optionees under the Plan. Any such amendment or termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if the Plan had not been amended or terminated. After the
Section 162(m) Effective Date, the modification or addition of a material term of the Plan (as determined under Section 162(m) and any applicable Treasury Regulations promulgated thereunder) shall be approved by the shareholders in the manner provided in Section 18 of the Plan.

          14. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued with respect to an Option granted under the Plan unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

          15. RESERVATION OF SHARES. During the term of this Plan the Company will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain from any regulatory body having jurisdiction and authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such Shares as to which such requisite authority shall not have been obtained.

          16.  INFORMATION TO OPTIONEE.

               (a) ANNUAL REPORT AND FINANCIAL INFORMATION. During the term of any Option granted under the Plan, the Company shall provide or otherwise make available to each Optionee a copy of its annual report to Shareholders and financial information which is provided to its shareholders in accordance with the provisions of the Company's Bylaws and applicable law.

               (b) FREEDOM OF ACTION BY IBM. The Company also shall provide to the Optionee upon grant of an Option under the Plan a copy of the then current Restated Certificate of Incorporation of the Company ("Restated Certificate"), a copy of which Restated Certificate is attached hereto as Exhibit A. Upon receipt of an Option granted under the Plan, the Optionee shall acknowledge that he or she has received a copy of the Restated Certificate and has read and understood it, including Article VII thereof, which contains provisions defining the rights of International Business Machines Corporation, a New York corporation ("IBM"), as a substantial stockholder of the Company.

          17. OPTION AGREEMENT. Options granted under the Plan shall be evidenced by Option Agreements.

          18. SHAREHOLDER APPROVAL. The Plan shall be subject to approval by the shareholders of the Company within 12 months before or after the Plan is adopted. Except as provided otherwise in Section 3, any amendments to the Plan requiring shareholder approval must be approved by the affirmative vote of the holders of a


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majority of the outstanding shares of voting stock present or represented and entitled to vote at a duly held meeting at which a quorum is present, or by the written consent of the shareholders in the manner provided by Delaware law.


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